3D SYSTEMS

Conference Call and Webcast
Fourth Quarter and Full Year 2012








www.3dsystems.com NYSE: DDD

Presenters

Stacey Witten	• Director Investor Relations
Avi Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Andrew Johnson	• Vice President & General Counsel

Welcome Webcast Viewers

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- **1-800-295-3991 in the United States**
- **1-617-614-3924 from outside the United States**
- **Participant Code: 68343877#**

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 25, 2013. These are available at www.SEC.gov.

3D SYSTEMS™

Operating Results

Avi Reichental, President & CEO





www.3dsystems.com NYSE: DDD

2012 Highlights

Fourth-Quarter 2012

- Revenue grew 45%, to record $101.6 million on a 93% surge in printers/other products sales and 18.8% organic growth
- Quarter-end backlog expanded 23% sequentially to $11.4 million and included $3.2 million of current printers sales
- Gross profit increased 60% on higher revenue and GPM expanded 460 basis points to 51.7%

Full-Year 2012

- Revenue grew 54% to record $353.6 million on a 90% boost in printers/other products sales and 22.4% organic growth
- Gross profit increased 66% on higher revenue and GPM expanded 390 basis points to 51.2%
- Sixteen new products, several key acquisitions and expanded sales channels contributed to our results and position us for continued success

Record Annual Revenue

$ in millions


Full Year
Printers & Other Products
2011
$ 66.7
2012
$ 126.8
90.2%
Print Materials
2011
$ 70.6
2012
$ 103.2
46.1%
Services
2011
$ 93.1
2012
$ 123.7
32.8%
Healthcare
2011
$ 27.9
2012
$ 49.3
77.1%

53.5% total revenue growth

22.4% organic revenue growth

New Products Fuel Our Growth


$ in millions
New Products Revenue
$140
$120
$100
$80
$60
$40
$20
$0
$ 58.6
$ 77.8
$ 131.9
2010
2011
2012

2012 Comparison to 2011		
Commercialized 16 new products	New products revenue up 70%	Integrated materials revenue up 76%

3DSYSTEMS™

Financial Review

Damon Gregoire, Senior Vice President and CFO





www.3dsystems.com NYSE: DDD

Fourth Quarter Operating Results

$ in millions, except earnings per share

Fourth Quarter – Non-GAAP			
Drivers	**2011**	**2012**	**% Change Favorable/(Unfavorable)**
Revenue	$ 69.9	$ 101.6	45.4%
Gross Profit	$ 32.9	$ 52.6	59.7%
% of Revenue	*47.1%*	*51.7%*	
Operating Expenses	$ 16.8	$ 28.2	(67.5%)
% of Revenue	*24.1%*	*27.7%*	
Net Income	$ 13.8	$ 22.6	63.6%
% of Revenue	*19.8%*	22.2%	
Depreciation & Amortization	$ 1.5	$ 2.4	(63.3%)
% of Revenue	*2.1%*	*2.3%*	
Diluted Earnings Per Share	$ 0.27	$ 0.39	44.4%

2012 Operating Results

$ in millions, except earnings per share

Full Year – Non-GAAP			
Drivers	**2011**	**2012**	**% Change Favorable/(Unfavorable)**
Revenue	$ 230.4	$ 353.6	53.5%
Gross Profit	$ 109.3	$ 181.4	66.0%
% of Revenue	*47.4%*	*51.3%*	
Operating Expenses	$ 63.0	$ 99.8	(58.3%)
% of Revenue	*27.4%*	*28.2%*	
Net Income	$ 41.0	$ 67.9	65.7%
% of Revenue	*17.8%*	19.2%	
Depreciation & Amortization	$ 6.0	$ 10.1	(67.4%)
% of Revenue	*2.6%*	*2.9%*	
Diluted Earnings Per Share	$ 0.81	$ 1.25	54.3%

Organic Growth Trend


18.8%
18.8%
2011
2012
Fourth Quarter
19.2%
22.4%
2011
2012
Full Year

We consider acquired revenue as such from the date of acquisition until its 12-month anniversary date

From its 12-month anniversary going forward, we add the actual total first year revenue to our total base and count only the incremental revenue growth over our total base as organic growth

Non-GAAP Reconciliation

(in millions, except per share amounts)	Quarter Ended December 31, 2011	Quarter Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012
GAAP Net Income	$ 8.0	$ 10.9	$ 35.4	$ 38.9
Adjustments (tax effected):				
Stock-based compensation	$ 0.8	$ 1.3	$ 2.6	$ 4.6
Amortization of intangibles (a)	$ 2.1	$ 2.9	$ 5.1	$ 11.5
Acquisition and severance expense	$ 2.5	$ 2.0	$ 3.7	$ 5.0
Non-cash interest expenses	$ 0.4	$ 0.9	$0.4	$ 3.5
Loss on conversion of convertible debt	-	$ 5.2	-	$ 6.3
Net gain on acquisitions and litigation settlements	-	-	-	($ 1.3)
Release of valuation allowance on deferred tax assets	-	($ 0.6)	($ 6.2)	($ 0.6)
Non-GAAP adjusted net income	$ 13.8	$ 22.6	$ 41.0	$ 67.9
Non-GAAP adjusted income per share – basic	$ 0.27	$ 0.39	$ 0.82	$ 1.26
Non-GAAP adjusted income per share – diluted	$ 0.27	$ 0.39	$ 0.81	$ 1.25

-Columns may not foot due to rounding

(a) Represents amortization expense for the quarters ended December 31, 2011 and 2012 of which $0.1 million each quarter, is included in cost of sales and the remaining $2.0 million and $2.8 million, respectively, is included in operating expenses. Represents amortization expense for the year ended December 31, 2011 and 2012 of which $0.2 million each year, is included in cost of sales and the remaining $4.8 million and $11.3 million, respectively, is included in operating expenses.

Revenue by Category & Geography

$ in millions

Fourth Quarter


120
100
80
60
40
20
0
$ 69.9
40%
29%
31%
Services
Materials
Printers
$ 101.6
32%
27%
41%
2011
2012


120
100
80
60
40
20
0
$ 69.9
13%
38%
49%
Asia-Pacific
Europe
North America
$ 101.6
17%
29%
54%

Full Year


350
300
250
200
150
100
50
0
$ 230.4
40%
31%
29%
Services
Materials
Printers
$ 353.6
35%
29%
36%
2011
2012


350
300
250
200
150
100
50
0
$ 230.4
13%
36%
51%
Asia-Pacific
Europe
North America
$ 353.6
16%
29%
55%

Q4 and full year 2012 recurring revenue accounted for 59% and 64% of total revenue

3DSYSTEMS™

Gross Profit and Margin

Fourth Quarter						
	2011		2012		Yr-Yr%	
Category	$ Millions	Gross Profit Margin	$ Millions	Gross Profit Margin	$	Margin
Printers & other products	$ 7.9	36.2%	$ 18.0	43.1%	128.5%	18.8%
Print materials	$ 13.2	65.5%	$ 19.0	71.0%	44.0%	8.3%
Services	$ 11.8	42.1%	$ 15.4	46.9%	31.1%	11.4%
Total	$ 32.9	47.0%	$ 52.5	51.7%	59.7%	9.9%

Full Year						
	2011		2012		Yr-Yr%	
Category	$ Millions	Gross Profit Margin	$ Millions	Gross Profit Margin	$	Margin
Printers & other products	$ 25.0	37.4%	$ 54.3	42.8%	117.4%	14.3%
Print materials	$ 45.8	64.8%	$ 70.4	68.2%	53.9%	5.4%
Services	$ 38.3	41.1%	$ 56.5	45.7%	47.5%	11.1%
Total	$ 109.0	47.3%	$ 181.2	51.2%	66.2%	8.3%

-Columns may not foot due to rounding

Operating Expenses

Fourth Quarter

$ in millions Category	GAAP 2011	GAAP 2012	GAAP % Change Favorable/(Unfavorable)	Non-GAAP 2011	Non-GAAP 2012	Non-GAAP % Change Favorable/(Unfavorable)
SG&A	$ 17.6	$ 26.5	(51.0%)	$ 12.2	$ 20.4	(66.6%)
R&D	$ 4.6	$ 7.8	(69.9%)	$ 4.6	$ 7.8	(69.9%)
Total Operating Expenses	$ 22.2	$ 34.3	(54.9%)	$ 16.8	$ 28.2	(67.5%)
% of Revenue	*31.7%*	*33.8%*		24.1%	27.7%	

Full Year

$ in millions Category	GAAP 2011	GAAP 2012	GAAP % Change Favorable/(Unfavorable)	Non-GAAP 2011	Non-GAAP 2012	Non-GAAP % Change Favorable/(Unfavorable)
SG&A	$ 59.8	$ 97.4	(62.9%)	$ 48.7	$ 76.6	(57.3%)
R&D	$ 14.3	$ 23.2	(61.9%)	$ 14.3	$ 23.2	(61.9%)
Total Operating Expenses	$ 74.1	$ 120.6	(62.7%)	$ 63.0	$ 99.8	(58.3%)
% of Revenue	*32.2%*	*34.1%*		27.4%	28.2%	

-Columns may not foot due to rounding

Working Capital

($ in millions)	December 2011	December 2012	% Change Favorable/(Unfavorable)
Cash	$ 179.1	$ 155.9	(13.0%)
Inventory	$ 25.3	$ 41.8	(65.4%)
Accounts Receivable	$ 51.2	$ 79.9	56.0%
Accounts Payable	$ 25.9	$ 32.1	(23.9%)
Working Capital	$ 202.4	$ 212.3	4.9%

- Cash on hand at end of 2012 compared to the end of 2011 decreased **$23.2** million after raising **$106.9** million from our common stock offering, paying **$183.7** million for acquisitions and generating **$53.0** million from operations
- Since September 2009, our cash on hand **increased $117.1** million after excluding **$314.3** million of proceeds from capital markets transactions and **$299.7** million cash paid for acquisitions

Performance Improvements


$ in millions
$500
$400
$300
$200
$100
$0
55.0%
50.0%
45.0%
40.0%
35.0%
$113
$160
$230
$354
44.1%
46.3%
47.3%
51.2%
2009
2010
2011
2012
Revenue
Gross Margin

Non-GAAP Performance Drivers	2012 Vs. 2011 % Change
Revenue	54%
Printer units	124%
Gross profit	66%
Net income	66%
Net income per employee	17%
Diluted earnings per share	54%

Revenue Trends


$ in millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$ 112.8
30.5
50.3
32.0
Printers & Other Products
Materials
Services
$ 159.9
54.7
58.4
46.8
Printers & Other Products
Materials
Services
$ 230.4
66.7
70.6
93.1
Printers & Other Products
Materials
Services
$ 353.6
126.8
103.2
123.6
2009
2010
2011
2012

Revenue Category	Compound Annual Growth Rate
Printers & Other Products	61%
Print Materials	27%
Services	57%

3DSYSTEMS™

Gross Profit Drivers



$ in millions
$120
$100
$80
$60
$40
$20
$0
31%
69%
34%
66%
52%
48%
63%
37%
2009
2010
2011
2012
Non-Integrated
Integrated

2012 Revenue by Category



Services 35%
Printers & Other Products 36%
Print Materials 29%

2012 Gross Profit by Category



Services 31%
Printers & Other Products 30%
Print Materials 39%

3DSYSTEMS™

2013 Guidance

Revenue

- We expect revenue for the full year to be in the range of **$440 million to $485 million***

Earnings

- We expect split-adjusted non-GAAP earnings per share to be in the range of **$1.00 to $1.15***

*Inclusive of Geomagic, which we expect to close by the end of February

3DSYSTEMS™

Outlook and Progress

Avi Reichental, President and CEO








www.3dsystems.com NYSE: DDD

Strategic Growth Initiatives Update

In support of our rapidly growing 3D printer business, we launched the eight new ProJet® 3D 3510 professional printers and two new print materials: VisiJet® Pearlstone, dental material, and VisiJet® X, ABS performance material

In support of our consumer initiative, we launched the second generation Cube® and the new CubeX™ at CES in January, winning a KAPi award and Best of CES in emerging tech. we also acquired COWEB, a startup in France with technology to customized 3D printed novelty items and collectibles

In support of our on-demand parts growth initiative, we acquired TIM, a leading provider in the Netherlands, and expanded our QuickParts® technology to Europe and Asia-Pacific

In support of our 3D authoring solutions growth initiative, we acquired Rapidform® a global provider of 3D scan-to-CAD and inspection software tools based in South Korea and announced a definitive agreement to acquire Geomagic, a provider of design, sculpt, and scan software tools, which we expect to close by the end of February

Outlook

- We entered 2013 with positive sales momentum driven by strong demand and $11.4 million backlog, including $5.9 million of on-demand parts
- We expect continued strong growth along with gross profit margin expansion in line with our higher revenue targets
- We are pleased with our consumer solutions progress and expect consumer products revenue to reach material levels in the second half of 2013
- We expect continued portfolio diversification, expanded channels and focused growth initiatives to deliver improved results
- We expect to accelerate the pace of new printers and product launches and to commercialize Bespoke personalized medical devices in the second half of 2013

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-800-295-3991
- International: 1-617-614-3924
- Conference ID: 68343877

3DSYSTEMS™

Thank You





www.3dsystems.com NYSE: DDD